Washington Federal, Inc.
Fact Sheet
June 30, 2018
($ in Thousands)

					Exhibit 99.2

	As of 12/17		As of 03/18		As of 06/18
Loan Loss Reserve - Total	$133,905		$134,326		$135,416
General and Specific Allowance	127,155		127,576		128,666
Commitments Reserve	6,750		6,750		6,750
Allowance and Reserve as a % of Gross Loans	1.08%		1.07%		1.06%

	12/17 QTR	12/17 YTD	03/18 QTR	03/18 YTD	06/18 QTR	06/18 YTD
Loan Originations - Total	$953,552	$953,552	$819,017	$1,772,569	$1,095,907	$2,868,476
Single-Family Residential	158,086	158,086	139,255	297,341	164,118	461,459
Construction	279,833	279,833	209,952	489,785	346,254	836,039
Construction - Custom	99,720	99,720	128,112	227,832	151,905	379,737
Land - Acquisition & Development	24,449	24,449	17,008	41,457	26,381	67,838
Land - Consumer Lot Loans	9,279	9,279	6,868	16,147	10,036	26,183
Multi-Family	87,586	87,586	36,068	123,654	59,758	183,412
Commercial Real Estate	64,149	64,149	81,518	145,667	81,511	227,178
Commercial & Industrial	212,064	212,064	180,423	392,487	230,853	623,340
HELOC	17,651	17,651	19,065	36,716	24,208	60,924
Consumer	735	735	748	1,483	883	2,366

Purchased Loans (including acquisitions)	$143,605	$143,605	$—	$143,605	$—	$143,605

Net Loan Fee and Discount Accretion	$3,509	$3,509	$4,142	$7,651	$4,498	$12,149

Repayments
Loans	$859,583	$859,583	$743,611	$1,603,194	$890,520	$2,493,714
MBS	92,808	92,808	84,444	177,252	82,983	260,235

MBS Premium Amortization	$2,206	$2,206	$2,318	$4,524	$1,987	$6,511

Efficiency
Operating Expenses/Average Assets	1.62%	1.62%	1.69%	1.65%	1.70%	1.67%
Efficiency Ratio (%) (a)	47.25%	47.25%	50.65%	48.94%	50.62%	49.51%
Amortization of Intangibles	$705	$705	$485	$1,190	$506	$1,696
(a) Efficiency ratio for the nine months ended June 30, 2018 excludes the impact of $8.55 million reduction to noninterest income related to FDIC loss share valuation adjustments.

EOP Numbers
Shares Issued and Outstanding	86,363,099		84,749,203		83,534,098

Share repurchase information
Remaining shares authorized for repurchase (b)	753,585		4,080,149		2,855,765
Shares repurchased	1,147,370	1,147,370	1,673,436	2,820,806	1,224,384	4,045,190
Average share repurchase price	$33.98	$33.98	$34.66	$34.38	$32.64	$33.85
(b) Remaining shares authorized for repurchase reflects a reduction related to TARP warrants repurchased for cash to date.

Washington Federal, Inc.
Fact Sheet
June 30, 2018
($ in Thousands)

Tangible Common Book Value	As of 12/17		As of 03/18		As of 06/18
$ Amount	$1,699,040		$1,676,370		$1,674,467
Per Share	19.67		19.78		20.05

# of Employees	1,829		1,855		1,869

Investments
Available-for-sale:
Agency MBS	$839,855		$875,183		$831,914
Other	406,000		394,088		423,487
	$1,245,855		$1,269,271		$1,255,401
Held-to-maturity:
Agency MBS	$1,765,886		$1,716,566		$1,670,450
	$1,765,886		$1,716,566		$1,670,450

	As of 12/17		As of 03/18		As of 06/18
Loans Receivable by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,693,318	45.7%	$5,705,350	45.5%	$5,745,598	45.1%
Construction	1,710,418	13.7	1,732,202	13.8	1,885,034	14.8
Construction - Custom	583,580	4.7	597,671	4.8	612,688	4.8
Land - Acquisition & Development	136,938	1.1	141,628	1.1	150,936	1.2
Land - Consumer Lot Loans	105,086	0.8	102,779	0.8	103,118	0.8
Multi-Family	1,312,695	10.5	1,328,049	10.6	1,346,534	10.6
Commercial Real Estate	1,436,508	11.5	1,443,437	11.5	1,435,418	11.3
Commercial & Industrial	1,120,707	9.0	1,151,108	9.2	1,133,075	8.9
HELOC	136,995	1.1	135,119	1.1	136,766	1.1
Consumer	219,971	1.8	202,911	1.6	188,125	1.5
	12,456,216	100%	12,540,254	100%	12,737,292	100%
Less:
ALL	127,155		127,576		128,666
Loans in Process	1,175,642		1,141,018		1,230,132
Net Deferred Fees, Costs and Discounts	46,377		47,572		52,523
Sub-Total	1,349,174		1,316,166		1,411,321
	$11,107,042		$11,224,088		$11,325,971

Net Loan Portfolio by Category	AMOUNT	%	AMOUNT	%	AMOUNT	%
Single-Family Residential	$5,636,013	50.7%	$5,649,005	50.3%	$5,686,546	50.2%
Construction	820,969	7.4	882,805	7.9	974,339	8.6
Construction - Custom	288,162	2.6	291,387	2.6	281,320	2.5
Land - Acquisition & Development	104,426	0.9	110,912	1.0	113,186	1.0
Land - Consumer Lot Loans	101,666	0.9	99,453	0.9	99,708	0.9
Multi-Family	1,300,179	11.7	1,315,064	11.7	1,332,874	11.8
Commercial Real Estate	1,418,364	12.8	1,426,085	12.7	1,417,881	12.5
Commercial & Industrial	1,086,533	9.8	1,117,211	10.0	1,100,891	9.7
HELOC	135,623	1.2	133,798	1.2	135,391	1.2
Consumer	215,107	1.9	198,368	1.8	183,835	1.6
	$11,107,042	100%	$11,224,088	100%	$11,325,971	100%

Washington Federal, Inc.
Fact Sheet
June 30, 2018
($ in Thousands)

	As of 12/31/17			As of 03/31/18			As of 06/30/18
Deposits by State	AMOUNT	%	#	AMOUNT	%	#	AMOUNT	%	#
Washington	$5,605,233	50.9%	81	$5,612,276	50.4%	81	$5,920,446	52.5%	81
Idaho	771,350	7.0	24	792,940	7.1	24	785,183	7.0	24
Oregon	1,947,171	17.7	47	1,971,848	17.7	47	1,807,275	16.0	46
Utah	263,405	2.4	10	265,673	2.4	10	266,200	2.4	10
Nevada	331,423	3.0	11	340,842	3.1	11	340,063	3.0	11
Texas	97,108	0.9	6	102,480	0.9	6	102,371	0.9	6
Arizona	1,155,381	10.5	31	1,195,010	10.7	31	1,203,224	10.7	31
New Mexico	830,508	7.5	27	857,787	7.7	27	862,711	7.6	27
Total	$11,001,579	100%	237	$11,138,856	100%	237	$11,287,473	100%	236

Deposits by Type	AMOUNT	%		AMOUNT	%		AMOUNT	%
Checking (non-interest)	$1,299,602	11.8%		$1,325,035	11.9%		$1,460,096	12.9%
NOW (interest)	1,848,594	16.8		1,818,177	16.3		1,787,035	15.8
Savings	894,879	8.1		895,017	8.0		865,102	7.7
Money Market	2,439,537	22.2		2,425,072	21.8		2,460,533	21.8
Time Deposits	4,518,967	41.1		4,675,555	42.0		4,714,707	41.8
Total	$11,001,579	100%		$11,138,856	100%		$11,287,473	100%

Deposits greater than $250,000 - EOP	$2,857,838			$2,832,268			$3,000,724

Time Deposit Repricing	Amount	Rate		Amount	Rate		Amount	Rate
Within 3 months	$730,975	0.74%		$875,183	0.82%		$726,989	0.90%
From 4 to 6 months	871,822	0.83%		728,099	0.92%		972,317	1.11%
From 7 to 9 months	525,594	0.98%		833,326	1.18%		455,450	1.06%
From 10 to 12 months	677,959	1.08%		428,843	1.06%		379,439	1.24%

Non-Performing Assets	AMOUNT	%		AMOUNT	%		AMOUNT	%
Non-accrual loans:
Single-Family Residential	$26,219	57.6%		$25,319	47.1%		$26,119	43.1%
Construction	364	0.8		2,296	4.3		1,841	3.0
Construction - Custom	—	—		—	—		—	—
Land - Acquisition & Development	1,326	2.9		2,004	3.7		1,757	2.9
Land - Consumer Lot Loans	976	2.1		1,045	1.9		642	1.1
Multi-Family	250	0.5		—	—		—	—
Commercial Real Estate	8,241	18.1		9,527	17.7		9,684	16.0
Commercial & Industrial	7,596	16.7		13,362	24.8		19,876	32.8
HELOC	476	1.0		217	0.4		637	1.1
Consumer	72	0.2		38	0.1		28	—
Total non-accrual loans	45,520	100%		53,808	100%		60,584	100%
Real Estate Owned	17,928			15,904			11,275
Total non-performing assets	$63,448			$69,712			$71,859

Non-accrual loans as % of total net loans	0.41%			0.48%			0.53%
Non-performing assets as % of total assets	0.41%			0.45%			0.46%

Washington Federal, Inc.
Fact Sheet
June 30, 2018
($ in Thousands)

	As of 12/31/17		As of 03/31/18		As of 06/30/18
	AMOUNT	%	AMOUNT	%	AMOUNT	%
Restructured loans:
Single-Family Residential	$170,601	85.7%	$162,874	85.5%	$153,356	89.4%
Construction	—	—	—	—	—	—
Construction - Custom	—	—	—	—	—	—
Land - Acquisition & Development	—	—	—	—	—	—
Land - Consumer Lot Loans	7,405	3.7	6,837	3.6	5,136	3.0
Multi-Family	480	0.2	474	0.2	461	0.3
Commercial Real Estate	11,910	6.0	11,818	6.2	7,162	4.2
Commercial & Industrial	7,256	3.6	7,006	3.7	3,924	2.3
HELOC	1,432	0.7	1,424	0.7	1,491	0.9
Consumer	91	—	86	—	73	—
Total restructured loans	$199,175	100%	$190,519	100%	$171,603	100%

Restructured loans were as follows:
Performing	$194,359	97.6%	$186,057	97.7%	$165,857	96.7%
Non-performing (c)	4,816	2.4	4,462	2.3	5,746	3.3
Total restructured loans	$199,175	100%	$190,519	100%	$171,603	100%
(c) Included in "Total non-accrual loans" above

	AMOUNT	CO % (d)	AMOUNT	CO % (d)	AMOUNT	CO % (d)
Net Charge-offs (Recoveries) by Category
Single-Family Residential	$340	0.02%	$79	0.01%	$16	—%
Construction	—	—	—	—	—	—
Construction - Custom	50	0.03	—	—	—	—
Land - Acquisition & Development	(3,372)	(9.85)	(1,207)	(3.41)	(2,687)	(7.12)
Land - Consumer Lot Loans	47	0.18	18	0.07	(34)	(0.13)
Multi-Family	—	—	—	—	—	—
Commercial Real Estate	—	—	35	0.01	(91)	(0.03)
Commercial & Industrial	61	0.02	(115)	(0.04)	2,884	1.02
HELOC	—	—	1	—	—	—
Consumer	(208)	(0.38)	(182)	(0.36)	(178)	(0.38)
Total net charge-offs (recoveries)	$(3,082)	(0.10)%	$(1,371)	(0.04)%	$(90)	—%
(d) Annualized Net Charge-offs (recoveries) divided by Gross Balance

Interest Rate Risk
One Year GAP		(12.9)%		(13.9)%		(11.6)%
NPV post 200 bps shock (e)		14.2%		13.1%		11.9%
Change in NII after 200 bps shock (e)		1.3%		0.1%		(1.2)%
(e) Assumes no balance sheet management actions taken

Washington Federal, Inc.
Fact Sheet
June 30, 2018
($ in Thousands)

Historical CPR Rates (f)
	WAFD	WAFD
Average for Quarter Ended:	SFR Mortgages	GSE MBS

6/30/2016	17.3%	17.5%
9/30/2016	17.7%	20.0%
12/31/2016	19.3%	24.8%
3/31/2017	13.6%	13.5%
6/30/2017	15.0%	20.9%
9/30/2017	15.1%	14.3%
12/31/2017	15.3%	13.9%
3/31/2018	12.1%	13.3%
6/30/2018	13.0%	12.0%

(f) The CPR Rate (conditional payment rate) is the rate that is equal to the proportion of the principal of a pool of loans that is paid off prematurely in each period.

Washington Federal, Inc.
Fact Sheet
June 30, 2018
Average Balance Sheet
($ in Thousands)

	December 31, 2017			March 31, 2018			June 30, 2018
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Loans receivable	$10,984,886	$124,511	4.50%	$11,138,747	$126,529	4.61%	$11,322,932	$131,541	4.66%
Mortgage-backed securities	2,521,407	16,899	2.66	2,592,340	17,667	2.76	2,550,004	18,022	2.83
Cash & investments	559,370	3,273	2.32	579,628	3,668	2.57	584,918	4,077	2.80
FHLB & FRB Stock	126,229	1,097	3.45	131,252	1,215	3.75	135,313	1,432	4.24

Total interest-earning assets	14,191,892	145,780	4.08%	14,441,967	149,079	4.19%	14,593,167	155,072	4.26%
Other assets	1,149,607			1,157,987			1,154,328
Total assets	$15,341,499			$15,599,954			$15,747,495

Liabilities and Equity
Customer accounts	$10,850,742	14,638	0.54%	$10,988,517	16,414	0.61%	$11,075,998	18,887	0.68%
FHLB advances	2,305,978	15,407	2.65	2,431,556	15,364	2.56	2,533,077	16,333	2.59
Other borrowings	—	—	—	33	—	—	—	—	—

Total interest-bearing liabilities	13,156,720	30,045	0.91%	13,420,106	31,778	0.96%	13,609,075	35,220	1.04%
Other liabilities	168,382			170,829			142,557
Total liabilities	13,325,102			13,590,935			13,751,632
Stockholders’ equity	2,016,397			2,009,019			1,995,863
Total liabilities and equity	$15,341,499			$15,599,954			$15,747,495

Net interest income		$115,735			$117,301			$119,852

Net interest margin (1)			3.26%			3.25%			3.29%

(1) Annualized net interest income divided by average interest-earning assets

Washington Federal, Inc.
Fact Sheet
June 30, 2018
Delinquency Summary
($ in Thousands)

TYPE OF LOANS			AMOUNT OF LOANS	# OF LOANS				% based		% based
	#LOANS	AVG Size	NET OF LIP & CHG-OFFs	30	60	90	Total	on #	$ Delinquent	on $
June 30, 2018
Single-Family Residential	24,922	231	$5,744,620	47	22	83	152	0.61%	$29,658	0.52%
Construction	650	1,557	1,012,239	—	1	3	4	0.62	2,457	0.24
Construction - Custom	1,230	232	285,858	1	—	—	1	0.08	171	0.06
Land - Acquisition & Development	126	964	121,508	—	1	3	4	3.17	1,915	1.58
Land - Consumer Lot Loans	1,190	87	103,040	2	1	6	9	0.76	737	0.72
Multi-Family	1,145	1,176	1,346,512	—	—	—	—	—	—	—
Commercial Real Estate	929	1,545	1,435,417	1	—	7	8	0.86	2,387	0.17
Commercial & Industrial	1,886	601	1,133,075	2	2	25	29	1.54	6,595	0.58
HELOC	2,839	48	136,766	11	5	21	37	1.30	1,360	0.99
Consumer	3,410	55	188,125	26	20	100	146	4.28	352	0.19
	38,327	300	$11,507,160	90	52	248	390	1.02%	$45,632	0.40%

March 31, 2018
Single-Family Residential	25,089	227	$5,704,505	35	18	97	150	0.60%	$28,900	0.51%
Construction	682	1,344	916,662	1	—	7	8	1.17	3,243	0.35
Construction - Custom	1,237	239	295,699	—	—	—	—	—	—	—
Land - Acquisition & Development	128	930	119,063	—	—	4	4	3.13	1,863	1.56
Land - Consumer Lot Loans	1,192	86	102,705	2	—	8	10	0.84	868	0.85
Multi-Family	1,130	1,175	1,328,027	3	1	1	5	0.44	163	0.01
Commercial Real Estate	935	1,544	1,443,437	3	1	5	9	0.96	1,978	0.14
Commercial & Industrial	1,864	618	1,151,108	6	2	22	30	1.61	7,723	0.67
HELOC	2,849	47	135,119	5	5	13	23	0.81	253	0.19
Consumer	3,617	56	202,911	37	13	99	149	4.12	498	0.25
	38,723	294	$11,399,236	92	40	256	388	1.00%	$45,489	0.40%

December 31, 2017
Single-Family Residential	25,325	225	$5,692,045	51	35	104	190	0.75%	$36,172	0.64%
Construction	675	1,262	852,164	1	3	4	8	1.19	4,371	0.51
Construction - Custom	1,241	235	292,255	—	—	—	—	—	—	—
Land - Acquisition & Development	122	920	112,260	—	—	4	4	3.28	1,242	1.11
Land - Consumer Lot Loans	1,209	87	104,996	2	1	10	13	1.08	750	0.71
Multi-Family	1,122	1,170	1,312,673	—	—	2	2	0.18	250	0.02
Commercial Real Estate	925	1,553	1,436,508	2	—	6	8	0.86	444	0.03
Commercial & Industrial	1,849	606	1,120,707	7	2	23	32	1.73	3,467	0.31
HELOC	2,859	48	136,995	8	4	17	29	1.01	991	0.72
Consumer	3,847	57	219,971	43	15	107	165	4.29	567	0.26
	39,174	288	$11,280,574	114	60	277	451	1.15%	$48,254	0.43%